Exhibit 10.80
AMENDMENT NO. 1 dated as of December 11, 2006 (this “Amendment”), related to the BRIDGE LOAN AGREEMENT dated as of June 30, 2006 (the “Bridge Loan Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Bridge Loan Agreement (the “Lenders”) and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”).
     A. Pursuant to the Bridge Loan Agreement, the Lenders have made loans to the Borrower.
     B. The Borrower and the Lenders have agreed to amend the Bridge Loan Agreement as set forth herein.
     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Bridge Loan Agreement. The rules of construction set forth in Section 1.02 of the Bridge Loan Agreement shall apply equally to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Bridge Loan Agreement and the other Loan Documents.
     SECTION 2. Amendments to Bridge Loan Agreement. Effective as of the Amendment Effective Date (as defined below), the definition of the term “Applicable Premium” set forth in Section 1.01 of the Bridge Loan Agreement is hereby amended to read in its entirety as follows:
          “Applicable Premium” shall mean, with respect to any prepayment pursuant to Section 2.09 or 2.10 or any payment of Extended Loans on the Final Maturity Date, the applicable premium (expressed as a percentage of the principal amount being prepaid) set forth below based on the date such prepayment is made.

Months after Closing Date	Percentage of Par
0-8	0%
9-12	1.00%
13 to Initial Maturity Date	2.00%
After Initial Maturity Date to 30	1.00%
31-42	2.00%
Thereafter	3.00%

     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment Effective Date:
          (a) This Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Bridge Loan Agreement (as amended hereby) constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.
          (b) The representations and warranties set forth in Article III of the Bridge Loan Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
          (c) No Default or Event of Default has occurred and is continuing.
     SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Administrative Agent and (iv) the requisite Lenders and (b) for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time, on December 8, 2006, an amendment fee in an amount equal to 0.50% of the principal amount of such Lender’s outstanding Loans, in each case as of the Amendment Effective Date.
     SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Bridge Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Bridge Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Bridge Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Bridge Loan Agreement specifically referred to herein. After the date hereof, any reference to the Bridge Loan Agreement shall mean the Bridge Loan Agreement, as modified hereby.
     SECTION 6. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor), as provided in the Loan Documents as originally executed and (b) acknowledges that such guarantee continues in full force and effect in respect of the Obligations under the Bridge Loan Agreement (as amended hereby) and the other Loan Documents.

     SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment in accordance with the Bridge Loan Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
     SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Executive VP and CFO

HUMAN FACTORS APPLICATIONS, INC.,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

ALION-METI CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

ALION-CATI CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

ALION-JJMA CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

ALION-BMH CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

WASHINGTON CONSULTING, INC.,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

ALION-MA&D CORPORATION,
by	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Treasurer

CREDIT SUISSE INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
by	/s/ Alexis Maged
	Name:	Alexis Maged
	Title:	Managing Director

By	/s/ Adam Forchheimer
	Name:	Adam Forchheimer
	Title:	Vice President